Moderate Allocation Portfolio
Schedule of Investments (unaudited)
As of March 31, 2024
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (36.6%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	3,338,453	213,194
Vanguard Extended Market Index Fund Admiral Shares	259,414	34,507
		247,701
International Stock Fund (24.3%)
Vanguard Total International Stock Index Fund Admiral Shares	5,080,676	164,411
U.S. Bond Fund (27.5%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	18,124,012	185,771
International Bond Fund (11.6%)
Vanguard Total International Bond Index Fund Admiral Shares	3,995,665	78,435
Total Investment Companies (Cost $637,399)		676,318
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.407% (Cost $—)	4	—
Total Investments (100.0%) (Cost $637,399)		676,318
Other Assets and Liabilities—Net (0.0%)		(191)
Net Assets (100%)		676,127
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.   Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At March 31, 2024, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Mar. 31, 2024 Market Value ($000)
Vanguard Extended Market Index Fund	33,135	263	1,096	511	1,694	92	—	34,507
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	1	—	—
Vanguard Total International Bond Index Fund	77,961	1,076	247	3	(358)	410	—	78,435
Vanguard Total International Stock Index Fund	157,839	2,566	2,343	354	5,995	594	—	164,411
Vanguard Variable Insurance Funds—Equity Index Portfolio	202,377	11,549	10,618	3,858	6,028	2,816	8,051	213,194
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	182,924	10,111	623	31	(6,672)	5,216	—	185,771
Total	654,236	25,565	14,927	4,757	6,687	9,129	8,051	676,318
1	Not applicable—purchases and sales are for temporary cash investment purposes.